BLACKROCK FUNDS II

BlackRock Global Dividend Portfolio

(the “Fund”)

Supplement dated January 25, 2022 to the Statement of Additional Information (“SAI”) of the Fund, dated September 28, 2021

Effective January 12, 2022, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Molly Greenen, CFA, and Olivia Treharne, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Portfolio’s fiscal year ended May 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Olivia Treharne, CFA	4 $2.66 Billion	5 $1.48 Billion	0 $0	0 $0	0 $0	0 $0
Molly Greenen, CFA*	4 $2.13 Billion	3 $1.61 Billion	2 $2.69 Billion	0 $0	0 $0	1 $1.45 Billion

*	Information provided is as of December 31, 2021.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Olivia Treharne’s compensation as of May 31, 2021 and Molly Greenen’s compensation as of December 31, 2021.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Portfolio and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, the benchmarks for the Portfolio and other accounts are:

Portfolio Manager	Benchmarks
Olivia Treharne, CFA Molly Greenen, CFA	70% MSACWLDNET / 30% LIBOR_3MO Index; BGO Opt Overwriting Strategy Composite Index V2; BGY Opt Overwriting Strategy Composite Index V2; MSCI ACWI Financials Index; MSCI ACWI HIGH DIVIDEND YIELD — NET USD; MSCI All Country World Index (Net Total Return); MSCI All Country World Net TR Index — in GBP; MSCI World Ex Japan Gross TR Index — in JPY; MSCI All Country World ex US — Net Return

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of May 31, 2021, the end of the Portfolio’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]
Olivia Treharne, CFA	$10,001 - $50,000
Molly Greenen, CFA*	None

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.
*	Information provided is as of December 31, 2021.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mses. Treharne and Greenen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mses. Treharne and Greenen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-GDIP-0122SUP

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